Registration No. 33-11158
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     POST-EFFECTIVE AMENDMENT NO.    13

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

                     OF SECURITIES OF UNIT INVESTMENT TRUST

                            REGISTERED ON FORM N-8B-2



ALLIANZ LIFE VARIABLE ACCOUNT A

-------------------------------
(Exact Name of Trust)


ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

-----------------------------------------------
(Name of Depositor)


1750 Hennepin Avenue, Minneapolis, MN                55403-2195
-----------------------------------------------      ----------
(Address of Depositor's Principal Executive Offices) (Zip Code)


Name and Address of Agent for Service
-------------------------------------
Michael T. Westermeyer
Allianz Life Insurance Company of North America
1750 Hennepin Avenue
Minneapolis, MN  55403-2195

Copies to:
Judith A. Hasenauer
Blazzard, Grodd & Hasenauer, P.C.
P.O. Box 5108
Westport, CT 06881
(203) 226-7866


Title and amount of Securities being Registered:
    Individual Flexible Premium Variable Life Insurance Policies


It is proposed that this filing will become effective:

     ___  immediately  upon filing  pursuant to  paragraph(b) of Rule 485
     ___  on (date)  pursuant  to  paragraph  (b) of Rule 485
     _X_ 60 days after filing pursuant to paragraph (a)(1) of Rule 485 ___ on (date) pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.




                    CROSS REFERENCE TO ITEMS REQUIRED

                            BY FORM N-8B-2

N-8B-2 ITEM                           CAPTION ON PROSPECTUS
-----------                           ---------------------


1                                     The Company, The Separate Account

2                                     The Company

3                                     Not Applicable

4                                     Distributors

5                                     The Variable Account

6(a)                                  Not Applicable
 (b)                                  Not Applicable

9                                     Not Applicable

10                                    Purchases

11                                    Investment Choices

12                                    Investment Choices

13                                    Expenses

14                                    Purchases

15                                    Separate Account

16                                    Investment Choices

17                                    Policy Account, Transfers

18                                    Purchases

19                                    Not Applicable

20                                    Not Applicable

21                                    Not Applicable

22                                    Not Applicable

23                                    Not Applicable

24                                    Not Applicable

25                                    The Company

26                                    The Company

27                                    The Company

28                                    The Company

29                                    The Company

30                                    The Company

31                                    Not Applicable

32                                    Not Applicable

33                                    Not Applicable

34                                    Not Applicable

35                                    The Company

37                                    Not Applicable

38                                    Distributors

39                                    Distributors

40                                    Not Applicable

41(a)                                 Distributors

42                                    Not Applicable

43                                    Not Applicable

44                                    Purchases

45                                    Not Applicable

46                                    Policy Account, Transfers

47                                    Not Applicable

48                                    Not Applicable

49                                    Not Applicable

50                                    Not Applicable

51                                    The Company

52                                    Investment Choices

53                                    Taxes, Federal Tax Status

54                                    Financial Statements

55                                    Not Applicable



EXPLANATORY NOTE:

Two versions of the prospectus will be created from the prospectus contained in this registration. The reason for the different versions of the prospectus is the planned move in the administrative offices and the new administrative system. The new system will provide enhancements for the policy owners. One version of the prospectus will be used before the administrative offices are moved/new system is used; the other version will be used once the administrative offices are moved/new system is used. After the offices are moved and the Company uses the new system, the prospectus will reflect the following new features:

1. Address of new administrative office will be reflected in prospectus.

2. Addition of seven portfolios: Capital Growth Fund, Global Health Care Securities Fund, Mutual Discovery Securities Fund, Templeton International Smaller Companies Fund, Value Securities Fund, and Zero Coupon Funds - 2005 and 2010.

3. Policy Owner will be allowed to invest in a maximum of ten investment choices rather than in a maximum of seven.

4. Policy Owner will be allowed to Dollar Cost Average to a maximum of eight other portfolios rather than to a maximum of five.

5. Administrative Charges will be waived if the Policy Account is equal to or greater than 15% of the initial face amount plus the requested face amount increases.

Both versions of the prospectus will be filed pursuant to Rule 485(a).

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY

                         ALLIANZ LIFE VARIABLE ACCOUNT A

                                       AND

                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA


This prospectus describes the Allianz ValueLife Flexible Premium Variable Life Insurance Policy that we (Allianz Life Insurance Company of North America) are offering.

The policy is a variable benefit policy. We have designed the policy for use in estate and retirement planning and other insurance needs of individuals.

You, the policyowner, have a number of investment choices in the policy. These investment choices include a fixed account (which is part of our general account) as well as 24 variable options. When you buy a policy and allocate funds to the variable options you are subject to investment risk. This means that the value of your Policy Account may increase and decrease depending upon the investment performance of the variable option(s) you select. Under some circumstances, the death benefit and the duration of the policy will also increase and decrease depending upon investment performance.

Each variable option invests in one portfolio of Franklin Valuemark Funds. The following 24 portfolios of Franklin Valuemark Funds are currently available with the policy:

PORTFOLIO SEEKING STABILITY OF PRINCIPAL AND INCOME
    Money Market Fund

PORTFOLIOS SEEKING CURRENT INCOME
    High Income Fund
    Templeton Global Income Securities Fund
    U.S. Government Securities Fund
    Zero Coupon Funds - 2005 and 2010

PORTFOLIOS SEEKING GROWTH AND INCOME
    Global Utilities Securities Fund
    Growth and Income Fund
    Income Securities Fund
    Mutual Shares Securities Fund
    Real Estate Securities Fund
    Rising Dividends Fund
    Templeton Global Asset Allocation Fund
    Value Securities Fund

PORTFOLIOS SEEKING CAPITAL GROWTH
    Capital Growth Fund
    Global Health Care Securities Fund
    Mutual Discovery Securities Fund
    Natural Resources Securities Fund
    Small Cap Fund
    Templeton Developing Markets Equity Fund
    Templeton Global Growth Fund
    Templeton International Equity Fund
    Templeton International Smaller Companies Fund
    Templeton Pacific Growth Fund

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Allianz ValueLife Flexible Premium Variable Life Insurance Policy. The Securities and Exchange
Commission (SEC) maintains a Web site (http://www.sec.gov) that contains information regarding companies that file electronically with the SEC.

The policy:

    -  is not a bank deposit.
    -  is not federally insured.
    -  is not endorsed by any bank or government agency.

The policy is subject to investment risk. You may be subject to loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offering of the securities in any state, country, or jurisdiction in which we are not authorized to sell the policies. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

DATE:  May 1, 1999






                                TABLE OF CONTENTS


SPECIAL TERMS

SUMMARY
  THE VARIABLE LIFE INSURANCE POLICY
  PURCHASES
  INVESTMENT CHOICES
  EXPENSES
  DEATH BENEFIT
  TAXES
  ACCESS TO YOUR MONEY
  OTHER INFORMATION
  INQUIRIES

PART I
  THE VARIABLE LIFE INSURANCE POLICY
  PURCHASES
      Premiums 15
      Application For a Policy
           Planned Periodic Premiums
      Unscheduled Premiums
      Grace Period
      Reinstatement
      Allocation of Premium
      Policy Account
           Method of Determining your Policy Account Allocated to a Variable Option
           Your Cash Value, Net Cash Value
           Our Right to Reject or Return a Premium Payment
  INVESTMENT CHOICES
           Substitution and Limitations on Further Investments
           Transfers
           Dollar Cost Averaging
  EXPENSES
           Mortality and Expense Risk Charge
           Administrative Charges
           Insurance Risk Charges
           Charges for Additional Benefit Riders
           Partial Surrender Fee
           Premium Fee
           Transfer Fee
           Income Tax Charge
           Franklin Valuemark Funds - Annual Portfolio Expenses
  DEATH BENEFIT
           Change in Death Benefit
           Change in Face Amount
           Guaranteed Death Benefit Rider
           Accelerated Death Benefit
  TAXES
  ACCESS TO YOUR MONEY
           Policy Loans
           Loan Interest Charged
           Loan Limit
           Security
           Restrictions on Making Loans
           Repaying Policy Debt
           Partial Surrenders
           Full Surrenders
  OTHER INFORMATION
           The Company
           Year 2000
           The Separate Account
           Distributors
           Suspension of Payments or Transfers
           Ownership

PART II
  Executive Officers And Directors
           Voting
           Disregard of Voting Instructions
           Legal Opinions
           Our Right to Contest
           Federal Tax Status
           Reports to Owners
           Legal Proceedings
           Experts
           Financial Statements

APPENDIX - Illustrations of Policy Values

SPECIAL TERMS

This prospectus is written in plain English to make it as understandable as possible. However, by the very nature of the policy, certain technical words or terms are unavoidable. We have identified some of these words or terms. For some we have provided you with a definition. For the remainder, we believe that you will find an adequate discussion in the text. We have identified these terms and provided you with a page number that indicates where you will find the explanation for the word or term. To help you find the word or term on the page it is in italics.

Annual Guaranteed Coverage Premium - Your Annual Guaranteed Coverage Premium is equal to twelve times the Guaranteed Coverage Premium.

Cash Value - Your Policy Account minus the surrender charge.

Face Amount of Insurance - The amount of coverage chosen by you. This amount is used to determine the death benefit. The minimum Face Amount of Insurance is $100,000.

Guaranteed Coverage Premium - Your Guaranteed Coverage Premium is a monthly target premium amount which will vary by the issue age, sex and underwriting classification of the insured as well as the amount and type of coverage. There is a distinct Guaranteed Coverage Premium for the base policy and for each rider attached to the base policy.

Insurance Risk Amount - The excess of the death benefit over the value of your Policy Account.

Net Cash Value - The Cash Value of your Policy minus any Policy Debt you may have outstanding.

Policy Account - The sum of any amounts you may have in the fixed account and in the variable options you have selected.

Policy Debt - The total of any outstanding loans you have made on your policy, including interest paid in advance for the current policy year.

Surrender Charge Premium - The Surrender Charge Premium is equal to the Annual Guaranteed Coverage Premium for a base policy death benefit coverage on a person insured as a standard risk. The Surrender Charge Premium will vary with the issue age, sex and smoking clarification of the insured as well as the face amount of the base policy.

Total Guaranteed Coverage Premium - The Total Guaranteed Coverage Premium is the sum of the Guaranteed Coverage Premium of the base policy and the Guaranteed Coverage Premium of any riders attached to the base policy. During the first ten years after the policy is issued the Total Guaranteed Coverage Premium is used in the Calculation of the Minimum Required Premium to keep the policy in force.

                                                                    Page

beneficiary, contingent beneficiary
business day
insured
issue date
maturity benefit
maturity date
monthly anniversary
owner
policy anniversary
policy month
policy year
policy year, policy anniversary



The Prospectus is divided into three sections: the Summary, Part I and Part II. The sections in the Summary correspond to sections in Part I of this Prospectus which discuss the topics in more detail. Part II contains even more detailed information.

SUMMARY

1.  THE VARIABLE LIFE INSURANCE POLICY

The Allianz ValueLife variable life insurance policy is a contract between you, the owner, and us, an insurance company. The policy provides for the payment of a death benefit to your selected beneficiary upon the death of the insured. This death benefit is distributed free from federal income taxes. The policy can be used as part of your estate planning or used to save for retirement. The insured is the person you chose to have his or her life insured under the policy. You, the owner, can also be the insured, but you do not have to be.

The policy described in this prospectus is a flexible premium variable life insurance policy. The policy is "flexible" because:

     - the frequency and amount of premium payments can vary;

     - you can choose between death benefit options; and

     - you can increase or decrease the amount of insurance coverage, all within the same policy of insurance.

The policy is "variable" because the Policy Account, when allocated to the variable options, may increase or decrease depending upon the investment results of the selected variable options. Under certain circumstances, the death benefit and the duration of your policy may also vary.

During the life of the insured, you can surrender the policy for all or part of its Net Cash Value. You may also obtain a policy loan, using the Policy Account as security.

We make available a number of riders to meet a variety your of estate planning needs. See the "Death Benefit" section for a description of the guaranteed death benefit rider and the accelerated benefit rider.

2.  PURCHASES

You purchase the policy by completing the proper forms. Your registered representative can help you complete the forms. In some circumstances, we may contact you for additional information regarding the insured. We may require the insured to provide us with medical records, physicians= statements or a complete paramedical examination.

The minimum initial premium we accept is computed for you based on the face amount you request. The policy is designed for the payment of subsequent premiums. You can establish planned periodic premiums. The minimum subsequent premium that we accept is $25 ($50 in Maryland).

3.  INVESTMENT CHOICES

You can put your money in the fixed account or in any or all of the variable options. Each variable option invests in one Class 1 share portfolio of Franklin Valuemark Funds. The portfolios are listed below and are described in the prospectus for Franklin Valuemark Funds.

The following is a list of the portfolios available under the policy:

PORTFOLIO SEEKING STABILITY OF PRINCIPAL AND INCOME
    Money Market Fund

PORTFOLIOS SEEKING CURRENT INCOME
    High Income Fund
    Templeton Global Income Securities Fund
    U.S. Government Securities Fund
    Zero Coupon Funds - 2005 and 2010

PORTFOLIOS SEEKING GROWTH AND INCOME
    Global Utilities Securities Fund
    Growth and Income Fund
    Income Securities Fund
    Mutual Shares Securities Fund
    Real Estate Securities Fund
    Rising Dividends Fund
    Templeton Global Asset Allocation Fund
    Value Securities Fund

PORTFOLIOS SEEKING CAPITAL GROWTH
    Capital Growth Fund
    Global Health Care Securities Fund
    Mutual Discovery Securities Fund
    Natural Resources Securities Fund
    Small Cap Fund
    Templeton Developing Markets Equity Fund
    Templeton Global Growth Fund
    Templeton International Equity Fund
    Templeton International Smaller Companies Fund
    Templeton Pacific Growth Fund

4.  EXPENSES

We make certain deductions from your premiums, your Policy Account and from the variable options. These deductions are made for premium fees, mortality and expense risks, administrative expenses, sales charges and for providing life insurance protection. There are also operating expenses of the portfolios. These deductions are summarized as follows:

         Charge for Premium Fees. This charge is for state and local premium taxes (in states which charge a premium tax). It is also used to pay for other expenses associated with premium collection. The charge is deducted from each premium payment. The charge is equal to 2.5% of each premium payment and approximates our average expenses associated with premium collection.

         Mortality and Expense Risk Charge. This risk charge is guaranteed not to exceed, on an annual basis, 0.90% of your average Policy Account value and is deducted each business day. The current risk charge is 0.60%.

         Administrative Charges.  These charges are equal to:

          1) 0.15%, on an annual basis, of your average Policy Account value and is deducted each business day; plus

          2) $20 per policy month for the first policy year, and $9 per policy month guaranteed thereafter. Currently, the charge is $5 per policy month after the first policy year. These amounts are deducted from your Policy Account on the monthly anniversary date. This part of the charge will be waived if the Policy Account is equal to or greater than 15% of the initial Face Amount plus the requested Face Amount increases.

         Charges for Additional Benefit Riders. The amount of the charge, if any, each policy month for additional benefit riders is determined in accordance with the rider and is shown on the coverage page of your policy.

         Insurance Risk Charge. On each monthly anniversary date, we deduct from your Policy Account the cost of insurance for the next policy month. This charge provides death benefit protection.

         Surrender Charges. A surrender charge may be deducted in the event you make a full or partial surrender of your Policy Account. The surrender charges contain: a deferred administrative expense and a deferred sales load. The deferred administrative expense is $5.00 per $1,000 of Face Amount of Insurance for the first 3 policy years, then grades to zero over policy years 4 through 13. The deferred sales load is the lesser of 30% of the Surrender Charge Premium, plus 5% of all premiums over the Surrender Charge Premium (SCP), or the following percentage of SCP:

                  YEARS                                   % of SCP
                  -----                                   --------

                   1-8...................................    65%
                   9.....................................    60%
                   10....................................    55%
                   11....................................    44%
                   12....................................    33%
                   13....................................    22%
                   14....................................    11%
                   15+...................................     0%

         The SCP is equal to the Annual Guaranteed Coverage Premium for the base policy death benefit for a life insured at standard risk. The SCP will vary with the issue age, sex, and smoking classification of the insured, and the face amount of the base policy.

         Partial Surrender Fee. If you surrender only a portion of the Net Cash Value at any time during the insured's lifetime, there is an administrative fee assessed. The fee is currently equal to the lesser of $25 or 2% of the partial surrender amount you take out of the policy.

         You may make a partial surrender once each policy year that does not exceed 10% of the Net Cash Value without incurring a surrender charge or the partial surrender fee.

         Transfer Fee. You may transfer values from one variable option to another, or to or from the fixed account. The first 12 transfers in a policy year are free. The fee for each additional transfer is the lesser of $25 or 2% of the amount transferred. Prescheduled automatic dollar cost averaging transfers are not counted.

         Other Expenses. There are deductions from and operating expenses paid out of the assets of the portfolios of Franklin Valuemark Funds.

5.  DEATH BENEFIT

The amount of the death benefit depends on:

     - the Face Amount of Insurance of your policy;
     - the death benefit option in effect at the time of death; and
     - under some circumstances, the value of your Policy Account.

There are two death benefit options: Option A and Option B. If death benefit Option A is in effect, the death benefit is the greater of your total Face Amount in effect or your Policy Account multiplied by the applicable factor. Under this option, the amount of the death benefit is fixed, except when we use the factor to determine the benefit percentage.

If death benefit Option B is in effect, the death benefit is the greater of your total Face Amount of Insurance in effect plus the Policy Account or the Policy Account multiplied by the applicable factor. Under this option, the amount of the death benefit is variable.

Under certain circumstances you can change death benefit options. You can also change the Face Amount of Insurance under certain circumstances.

At the time of application for a policy, you designate a beneficiary. The beneficiary is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6.  TAXES

Your policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the death proceeds paid under the policy should be excludable from the gross income of your beneficiary. Any earnings in your policy are not taxed until you take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the policy is considered a Modified Endowment Contract (MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If you are younger than 59 2 when you take money out of a MEC, you may also be subject to a 10% federal tax penalty on the earnings withdrawn.

7.  ACCESS TO YOUR MONEY

You can terminate your policy at any time and we will pay you the Net Cash Value. At any time during the insured's life and before your policy has terminated, you may surrender a part of your Net Cash Value subject to the requirements of the policy. When you terminate your policy or make a partial surrender, a surrender charge may be assessed. Also, when you make a partial surrender we assess a partial surrender fee of $25 or 2% of the partial surrender amount, whichever is less. Once each policy year, on a non-cumulative basis, you may make a free partial surrender up to 10% of your unloaned Policy Value.

You can also borrow some of your Policy Value.

8.  OTHER INFORMATION

         Free Look. You can cancel the policy within 20 days after you receive it (or whatever period is required in your state) or the 45th day after you sign your application. We will refund all premiums paid less any Policy Debt. During the underwriting process, we will allocate your initial net premium to the Money Market Fund until the reallocation date, which occurs 30 days after the policy is released to an active status in our processing system. After that, we will invest your Policy Account value and any subsequent premiums as you requested.

         Purchasing Considerations. The policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their policies through investment in the variable options. The policy offers the following to individuals:

         - create or conserve one's estate;
         - supplement retirement income; and
         - access to funds through loans and surrenders.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the policy described in this prospectus is appropriate.

Also, you should carefully consider whether the policy should be used to replace an existing policy on the life of the insured.

         Additional Features. The following additional features are offered:

         - you can arrange to have a regular amount of money automatically transferred from the Money Market Fund or the U.S. Government
           Securities Fund to selected variable options each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature the dollar cost averaging option.

         - if the insured becomes terminally ill, we will pay you a portion of the death benefit. We call this feature the accelerated death benefit rider.

         - if you pay a certain required premium, we guarantee that the policy will not lapse even if your Policy Account value is not sufficient to cover the monthly deductions. We call this feature the guaranteed minimum death benefit rider.

         - we also offer a number of additional riders that are common to life insurance policies.

These features and riders may not be available in your state and may not be suitable for your particular situation.


9.  INQUIRIES

If you need more information about buying a policy, please contact us at:

         Allianz Life Insurance Company of North America
         1750 Hennepin Avenue
         Minneapolis, MN 55403
         (800) 542-5427

If you need policyowner service (such as changes in policy information, inquiry into Policy Account values, or to make a loan), please contact us for policyowner service at our service center located in Dallas, Texas until _________ __, 1999:

         Allianz Life ValueLife Service Center
         c/o CSC Financial Services Group
         5525 LBJ Freeway, Suite 500
         Dallas, TX 75240-6211

         or

         P.O.Box 219066
         Dallas, TX 75221
         (800) 525-7330

Starting __________ __, 1999, please contact us for policyowner service at our service center located in Berwyn, Pennsylvania:

         Delaware Valley Financial Services, Inc.
         Allianz Life ValueLife Service Center
         300 Berwyn Park, P.O. Box 3031
         Berwyn, Pennsylvania  19312-0031
         (800) 336-0320

PART I

1.  THE VARIABLE LIFE INSURANCE POLICY

The Allianz ValueLife variable life insurance policy is a contract between you, the owner, and us, an insurance company. This kind of policy is most commonly used for retirement planning and/or estate planning.

The policy provides for life insurance coverage on the insured. It has Policy Account values, a death benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the policy is a variable life insurance policy, the value of your policy will increase or decrease depending upon the investment experience of the variable option(s) you choose. The duration or amount of the death benefit may also vary based on the investment performance of the underlying portfolios of Franklin Valuemark Funds. To the extent you select any of the variable options, you bear the investment risk. If your Net Cash Value is insufficient to pay the monthly deductions, the policy may terminate. However, if you have paid the Guaranteed Coverage Premium and have not taken out a loan, your policy will not lapse even if your Net Cash Value is insufficient to pay the monthly deductions.

Because the policy is like traditional and universal life insurance, it provides a death benefit which is paid to your named beneficiary. When the insured dies, the death proceeds are paid to your beneficiary. These proceeds should be excludable from the gross income of the beneficiary, however estate taxes may apply. The tax-free death proceeds makes this an excellent way to accumulate money you do not think you will use in your lifetime. It is also a tax-efficient way to provide for those you leave behind. If you need access to your money, you can borrow from the policy or make a total or partial surrender.

2.  PURCHASES

PREMIUMS

We will send you your policy only after you pay the initial premium. Before we send out the policy, the application and the premium must be in good order as determined by our administrative rules. The policy is not designed for professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers.

APPLICATION FOR A POLICY

In order to purchase a policy, you must submit an application to us that requests information about the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records, a physician's statement or possibly require other medical tests.

PLANNED PERIODIC PREMIUMS

The policy is designed to allow you to make subsequent premium payments. You can elect to make planned periodic premium payments. Planned periodic premiums may be paid annually, semi-annually, quarterly or monthly. You select the planned periodic premium and payment interval at the time of application. You may change the amount and frequency of premiums. We have the right to limit the amount of any increase. Each premium after the initial premium must be at least $25 ($50 in Maryland). Except in Maryland, we may increase this minimum amount 90 days after we send you a written notice to that effect.

UNSCHEDULED PREMIUMS

You can make additional unscheduled premium payments at any time while the policy is in force. However, in order to preserve the favorable tax status of the policy, we may limit the amount of the premiums and may return any premiums that exceed the limits stated under the U.S. tax laws.

GRACE PERIOD

When a policy is about to terminate, under some circumstances, the policy provides a grace period in order for you to make a premium payment or a loan repayment in order to keep your policy in force.

During the first 10 policy years (5 years in Massachusetts), a grace period will begin on your monthly anniversary date when:

     - your Net Cash Value is not large enough to cover the monthly deduction made on that date; and
     - your adjusted premium payments are less than your accumulated Guaranteed Coverage Premiums.

Your adjusted premium payments as of the monthly anniversary date equal:

     - the total of your  premium  payments  received by us; minus
     - any partial surrenders you have made to date; minus
     - any Policy Debt.

Your accumulated Guaranteed Coverage Premiums as of the monthly anniversary date equal:

     - the total Guaranteed Coverage Premium; multiplied by
     - one plus the number of months the policy has been in force as of that monthly anniversary date.

If you have not had the same total Guaranteed Coverage Premium in effect every month, your accumulated Guaranteed Coverage Premiums will be based on the different premiums that were in effect and the number of months for which each applied.

During the first 10 policy years (5 years in Massachusetts), the premium payment that you need to make to keep your policy from terminating at the end of the grace period is the lesser of:

     - three monthly deductions; or
     - the accumulated Guaranteed Coverage Premiums for the monthly anniversary date when the grace period began minus adjusted premium payments as of that date.

After the first 10 policy years (5 years in Massachusetts), a grace period will begin on the monthly anniversary date when your Net Cash Value is not large enough to cover the monthly deductions to be made on that date.

After the first 10 policy years (5 years in Massachusetts), the premium required to keep the Policy from terminating at the end of a grace period equals three monthly deductions.

When your policy is in a grace period, we will continue the policy for 61 days. If your insured dies during a grace period, we will deduct the premium that would have been required to keep your policy from terminating from the amount we would otherwise pay out.

Your policy will terminate without value at the end of a grace period unless we receive a premium payment during the grace period large enough to keep your policy from terminating at the end of that grace period.

We will notify you in writing at least 31 days before a grace period ends. This notice will show how much must be paid to keep the policy from terminating. We send notices to the last address you have given us.

Your first policy year starts on the day the coverage is effective under your policy. We call that date the issue date. Future policy years start on the same day and month in each subsequent year. We call that date a policy anniversary. Your first policy month starts on the issue date. Future policy months start on the same day in each subsequent month. We call that date a monthly anniversary.

REINSTATEMENT

If your policy terminated at the end of a grace period, you can request that we reinstate it (restore your insurance coverage) anytime within 5 years after its termination. To reinstate your policy you must:

     - submit an application for reinstatement;
     - submit proof satisfactory to us that the insured is still insurable at the risk classification that applies for the latest Face Amount of Insurance portion then in effect;
     - pay or agree to reinstatement of any Policy Debt; and
     - pay the premium required to reinstate the policy.

The premium required to reinstate the policy equals the total of the following amounts:

     - the amounts that would have been required for the policy to continue in force without entering into a grace period for each month during the grace period; and
     - the amount that will be required for the policy to continue in force without entering a grace period for the next 3 months after the reinstatement date.

The reinstatement date is the monthly anniversary date on or following the day we approve the application for reinstatement. The Policy Account on the reinstatement date is equal to the Policy Account on the monthly anniversary date when the grace period ended. The surrender charge on the reinstatement date is equal to the surrender charge on the monthly anniversary date when the grace period ended.

The policy may not be reinstated after:

     - it has been surrendered for its Net Cash Value;
     - the insured's death; or
     - the maturity date.


ALLOCATION OF PREMIUM

Your premium is allocated to the fixed account or one or more of the variable options, as selected by you. Prior to the reallocation date, the initial premium is allocated to the Money Market Fund.

On the reallocation date, the Policy Account is allocated to the fixed account and/or the variable options in accordance with your selections. This allocation is not subject to the transfer fee provision (see "transfer fee"). However, we reserve the right to limit the number of investment choices (currently, 24 variable options and the fixed account) that you may invest in at any one time. Currently, you may invest in a maximum of 10 investment choices (which include the fixed account and any variable option you select) at any one time throughout the life of the policy.

POLICY ACCOUNT

On the issue date, the value of your Policy Account is:

     - your initial premium less the charge for premium fees, less the initial insurance risk charge and less the initial charge for any additional benefit riders; minus
     - the monthly deduction for the first policy month.

After the reallocation date the Policy Account equals the sum of the policy amounts in the fixed account and in the variable options you have selected.

METHOD OF DETERMINING YOUR POLICY ACCOUNT ALLOCATED TO A VARIABLE OPTION

The value of your policy will go up or down depending upon the investment performance of the variable option(s) you choose and the charges and deductions made against your Policy Account. In order to keep track of the value of your Policy Account, we use a unit of measure we call a valuation unit. ( A valuation unit works like a share of a mutual fund.)

Every day we determine the value of the valuation unit for each variable option. We do this by:

     - determining the total amount of money invested by all policyowners in the particular variable option;
     - subtracting from that amount all the charges that we make from the value of the variable option. These charges are:

       -  the daily mortality and expense risk charge;
       - the daily charge for the administrative charge deducted from the variable options; and
       -  any charge for taxes or other similar deductions.

     - dividing this amount by the number of outstanding valuation units.

The value of a valuation unit may go up or down from day to day.

When you make a premium payment, we credit your policy with valuation units. The number of valuation units credited is determined by dividing the amount of premiums allocated to the variable option by the value of the valuation unit for that variable option.

When we assess any charges we do so by deducting valuation units from your policy. When you make a loan we reduce the number of the valuation units in your policy and transfer the amount to the fixed account.

Our business day is each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern Time.

YOUR CASH VALUE, NET CASH VALUE

Your Cash Value equals:

     - your Policy Account; minus
     - the surrender charges.

Your Net Cash Value equals:

     - the Cash Value; minus
     - any Policy Debt you may have incurred.

During your insured's life, you may:

     - take loans based on the Cash Value;
     - make partial surrenders; or
     - surrender the policy for its Net Cash Value.

OUR RIGHT TO REJECT OR RETURN A PREMIUM PAYMENT

In order to receive the tax treatment for life insurance under the Internal Revenue Code (Code), a policy must initially qualify and continue to qualify as life insurance under the Code. To maintain this qualification, we have reserved the right under the policy to return any premiums paid which we have determined will cause the policy to fail as life insurance. We also have the right to make changes in the policy or to make a distribution to the extent we determine this is necessary to continue to qualify the policy as life insurance. Such distributions may have current income tax consequences to you.

If subsequent premiums will cause your policy to become a Modified Endowment Contract (MEC), we will contact you prior to applying the premium to your policy. If you elect to have the premium applied, we require that you acknowledge in writing that you understand the tax consequences of a MEC before we will apply the premiums.

3.  INVESTMENT CHOICES

The policy offers variable options which invest in Class 1 shares of portfolios of Franklin Valuemark Funds. Franklin Valuemark Funds (Trust) is comprised of 25 portfolios, 24 of which are currently available in connection with the policy we are offering here.

Purchasers should read this prospectus and the accompanying prospectus for the Franklin Valuemark Funds carefully before investing. Certain portfolios are not available under the policy offered by this prospectus.

The Trust is the mutual fund underlying the policy. Each portfolio has its own investment objective. The Trust issues two classes of shares which are described in the attached Trust prospectus. Only Class 1 shares are available with your policy. Investment managers for each portfolio are listed in the table below and are as follows: Franklin Advisers, Inc. (FA), Franklin Advisory Services, Inc.
(FAS),  Franklin Mutual  Advisers,  Inc. (FMA),  Templeton Asset Management Ltd.
(TAM), and Templeton Global Advisors Limited (TGA), and Templeton Investment Counsel, Inc. (TIC). Certain managers have retained one or more affiliated subadvisers to help them manage the portfolios.

The following is a list of the portfolios available under the policy:

                                                                    INVESTMENT
AVAILABLE PORTFOLIOS                                                 MANAGERS


PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME
    Money Market Fund................................................  FA

PORTFOLIOS SEEKING
CURRENT INCOME
    High Income Fund.................................................  FA
    Templeton Global Income Securities Fund..........................  FA
    U.S. Government Securities Fund..................................  FA
    Zero Coupon Funds - 2005 and 2010................................  FA

PORTFOLIOS SEEKING
GROWTH AND INCOME
    Global Utilities Securities Fund.................................  FA
    Growth and Income Fund...........................................  FA
    Income Securities Fund...........................................  FA
    Mutual Shares Securities Fund....................................  FMA
    Real Estate Securities Fund......................................  FA
    Rising Dividends Fund............................................  FAS
    Templeton Global Asset Allocation Fund...........................  TGA
    Value Securities Fund............................................  FAS

PORTFOLIOS SEEKING
CAPITAL GROWTH
    Capital Growth Fund..............................................  FA
    Global Health Care Securities Fund...............................  FA
    Mutual Discovery Securities Fund.................................  FMA
    Natural Resources Securities Fund................................  FA
    Small Cap Fund...................................................  FA
    Templeton Developing Markets Equity Fund.........................  TAM
    Templeton Global Growth Fund.....................................  TGA
    Templeton International Equity Fund..............................  FA
    Templeton International Smaller Companies Fund...................  TIC
    Templeton Pacific Growth Fund...................................   FA

Franklin Valuemark Funds serves as the underlying mutual fund for variable life insurance policies we offer and variable annuity contracts offered by us and our affiliates. Franklin Valuemark Funds believes that offering its shares in this manner will not be disadvantageous to you.

SUBSTITUTION AND LIMITATIONS ON FURTHER INVESTMENTS

We may substitute one of the variable options you have selected with another variable option. We will not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a variable option. We will give you notice of our intention to do this.

TRANSFERS

At your request, we will transfer amounts from your Policy Account in any variable option to another variable option, or to the fixed account. The minimum amount that can be transferred is the lesser of the minimum transfer amount (currently $500) or the total value in that variable option. You may transfer on any policy anniversary an amount from the unloaned value in the fixed account to one or more variable options.

However, transfers out of the fixed account can be made only if:

     - we receive the  request at least 30 days before that policy  anniversary;
       and
     - the amount requested is not more than the greater of 25% of the unloaned value in the fixed account on that anniversary or the minimum transfer amount.

We will not transfer more than the unloaned value from the fixed account. The minimum amount that we will transfer from the fixed account on any policy anniversary is the lesser of the minimum transfer amount, currently $500, or the unloaned value in the fixed account on that date.

You can make 12 transfers in a policy year without charge. We may charge a transfer fee for additional transfers in a policy year. The current transfer fee is the lesser of $25 or 2% of the amount transferred. You may tell us how much of the transfer fee is to come from the unloaned value in the fixed account and from the values in each of the variable options. If you do not tell us, we will make a deduction proportionally based on the relation the unloaned values in the fixed account and the value in the variable options have to the total unloaned value in the Policy Account.

We have not designed this policy or the underlying portfolios for use by professional market timing organizations, other entities, or persons using programmed, large, or frequent transfers. Such activity may be disruptive to a portfolio.

You may elect to make transfers by telephone. To elect this option, you must do so in writing. If there are joint owners, the instructions will be accepted from either one of the joint owners unless you inform us otherwise. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If we do not, we may be liable for any losses due to unauthorized or fraudulent instructions. We tape record all telephone instructions.


DOLLAR COST AVERAGING

Dollar Cost Averaging is a program which enables you to transfer specified dollar amounts from the Money Market Fund or the U.S. Government Securities Fund to other portfolios (maximum of 8) at regular intervals. By allocating on a regularly scheduled basis, you may be less susceptible to the impact of market fluctuations.

Dollar Cost Averaging may be selected for a period of 12 to 36 months. The minimum amount per period that can be transferred is $1,000. All dollar cost averaging transfers are made effective the 10th of the month (or the next business day if the 10th of the month is not a business day). You can elect to participate in this program at any time by:

     - properly completing the Dollar Cost Averaging election form;
     - returning it to us by the first of the month (to be effective that month); and
     - insuring that sufficient value is in either the Money Market Fund or the U.S. Government Securities Fund.

Dollar Cost Averaging will terminate when any of the following occurs:

     1) the number of designated transfers has been completed;
     2) you do not have enough money in the Money Market Fund or the U.S. Government Securities Fund to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);
     3) you request termination in writing and the writing is received by the first of the month; or
     4) your policy is terminated.

There is no current charge for Dollar Cost Averaging but we reserve the right to charge for this program in the future.

4.  EXPENSES

There are charges and other expenses associated with the policy that reduce the return on your investment in the policy. The charges and expenses are:

MORTALITY AND EXPENSE RISK CHARGE

We deduct a mortality and expense risk charge from each variable option each business day. This risk charge is guaranteed not to exceed, on an annual basis, 0.90% of your average Policy Account value. The current risk charge is equal to 0.60%.

This risk charge compensates us for assuming the mortality and expense risks under the policy. The mortality risk assumed by us is that the insureds, as a group, may not live as long as expected. The expense risk assumed by us is that actual expenses may be greater than those assumed. We are responsible for the administration of the policy. We expect to profit from this charge.

ADMINISTRATIVE CHARGES

We deduct administrative charges from each variable option each business day and from your Policy Account on each monthly anniversary date. The charge is equal, on an annual basis, to 0.15% of your average Policy Account value. There is also a policy charge which is equal to $20 per policy month for the first policy year. Thereafter, it is guaranteed to not exceed $9 per policy month. Currently, the charge is $5 per policy month after the first policy year. This charge will be waived if the Policy Account is equal to or greater than 15% of the initial face amount plus the requested face amount increases.

The charges reimburse us for expenses incurred in the administration of the policies. Such expenses include: confirmations, annual reports and account statements, maintenance of policy records, maintenance of variable account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for policy owner servicing and all accounting, valuation, regulatory and updating requirements.

INSURANCE RISK CHARGES

This charge compensates us for the insurance coverage we provide in the month following the charge. The insurance risk charge for each policy month equals the total of the insurance risk charges for the policy month for each Face Amount of Insurance portion then in effect. To determine the insurance risk charge for a Face Amount of Insurance portion for a policy month, we multiply:

     - the Insurance Risk Amount for the Face Amount of Insurance portion for that month; by
     - the cost of insurance rate that applies to the Face Amount of Insurance portion for that month.

The Insurance Risk Amount for a Face Amount of Insurance portion for a policy month equals the excess of:

     - the death benefit associated with that Face Amount of Insurance portion; over
     - the value of the Policy Account at the beginning of the policy month, before the monthly deduction for the month is subtracted.

The cost of insurance rate for a Face Amount of Insurance portion for a policy month equals the sum of:

     - the standard cost of insurance rate for that month from the table of our standard cost of insurance rates; and
     - an additional rate for any extra mortality risk classification that applies for the Face Amount of Insurance portion.

The additional rate for an extra mortality risk classification for any policy month equals the amount of extra mortality that the risk classification represents for that month.

The total cost of insurance rate for a policy month will be uniform for all Face Amount of Insurance portions that:

     - are in the same Face Amount band, sex, and risk classification;
     - take effect when the insureds are the same age; and
     - have been in force the same length of time.

We may change our standard cost of insurance rates from time to time based on our expectations as to future cost elements such as: investment earnings, mortality, persistency, expenses and taxes. Any change we make will apply to all Face Amount portions in the same risk classification.

The declared standard cost of insurance rates for each policy month will not be more than the amount shown in the table contained in your policy. The table is based on the insured's age at his or her last birthday at the beginning of each year (attained age), the insured's sex and whether or not the insured has qualified for the non-smoker classification. For the initial Face Amount of Insurance, the insured's attained age is determined at the beginning of each policy year. For each Face Amount increase, attained age is determined at the beginning of each policy year measured from the date the increase took effect.

Since the mortality tables used with the policy distinguish between males and females, the cost of insurance and the benefits payable will differ between males and females of the same age. Employers, employee plans and employee organizations should seek legal advice to determine whether the Civil Rights Act of 1964, Title VII, or other applicable law prohibits the use of sex distinct mortality tables. We will offer the policy based upon unisex mortality tables where required.

CHARGES FOR ADDITIONAL BENEFIT RIDERS

The amount of the charge, if any, each policy month for additional benefit riders is determined in accordance with the rider and is shown on the coverage page of your policy.

SURRENDER CHARGES

A surrender charge may be deducted if you make a full or partial surrender. The surrender charge consists of 2 parts: a deferred administrative expense and a deferred sales load.

The deferred administrative expense is $5.00 per $1,000 of Face Amount of Insurance for the first 3 policy years. The charge then grades down to zero over policy years 4 through 13.

The deferred  sales load is the lesser of 30% of the  Surrender  Charge  Premium
(SCP), plus 5% of all premiums over the SCP, or the following percentage of SCP.

           YEARS                                              % of SCP
           -----                                              --------

           1-8.............................................      65%
            9..............................................      60%
           10..............................................      55%
           11..............................................      44%
           12..............................................      33%
           13..............................................      22%
           14..............................................      11%
           15+.............................................       0%

The SCP is equal to the Annual Guaranteed Coverage Premium for the base policy death benefit coverage of a standard mortality risk. The SCP varies with the issue age, sex, and smoking classification of the insured as well as the Face Amount of the base policy.

For some higher issue ages, the Standard Non-Forfeiture Law of the state where the policy is delivered may limit surrender charges to amounts less than those defined above.

The surrender charge may also be deducted in the event of a decrease in Face Amount.

The surrender charge at any time during the first policy year equals the surrender charge at the end of the year. The surrender charge during any subsequent policy year is calculated based on end of year surrender charges and the portion of the year that has been completed.

When the policy terminates, your Policy Account may be less than the surrender charge. If this happens, you will not have to pay the difference. If the policy is reinstated, the surrender charge will also be reinstated.

PARTIAL SURRENDER FEE

If you surrender only a portion of your Net Cash Value at any time during the insured's lifetime, there is an administrative fee assessed. This fee is currently equal to the lesser of $25 or 2% of the partial surrender amount. You can make a partial surrender once each policy year that does not exceed 10% of the Net Cash Value without incurring a surrender charge or the partial surrender fee.

PREMIUM FEE

This fee is used to pay for premium taxes charged by some states and other governmental entities (e.g., municipalities). Allianz Life is responsible for the payment of these taxes and will make a deduction from the value of the policy for them. This fee is also used to pay for other expenses associated with premium collection. The charge is equal to 2.5% of each premium payment.

TRANSFER FEE

You may transfer values from one variable option to another, or to or from the fixed account. The first 12 transfers in a policy year are free. The fee for each additional transfer is currently the lesser of $25 or 2% of the amount transferred. Prescheduled automatic dollar cost averaging transfers are not counted nor is the transfer of the initial premium at the end of the free look period counted when we determine transfer fees.

INCOME TAX CHARGE

We do not currently assess any charge for income taxes which we incur as a result of the operation of the variable options. We reserve the right to assess a charge for such taxes against the variable options or your Policy Account if we determine that such taxes will be incurred.


FRANKLIN VALUEMARK FUNDS - ANNUAL PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the various portfolios which are summarized below. See the Franklin Valuemark prospectus for a complete description.

The "Management and Portfolio Administration Fees" below are the amounts that were paid to the Managers and Portfolio Administrators for the 1998 calendar year.


                                                      Management
                                                      And Portfolio    Other    Total Annual
                                                     Administration     Fees      Expenses
                                                       Expenses1
                                                     ---------------------------------------------------------
Capital Growth Fund................................      .75%           .02%         .77%
Global Health Care Securities Fund.................      .75%           .11%         .86%
Global Utilities Securities Fund...................      .47%           .03%         .50%
Growth and Income Fund.............................      .47%           .02%         .49%
High Income Fund...................................      .50%           .03%         .53%
Income Securities Fund.............................      .47%           .03%         .50%
Money Market Fund..................................      .51%           .02%         .53%
Mutual Discovery Securities Fund...................      .80%           .26%        1.06%
Mutual Shares Securities Fund......................      .60%           .20%         .80%
Natural Resources Securities Fund..................      .62%           .07%         .69%
Real Estate Securities Fund........................      .51%           .03%         .54%
Rising Dividends Fund..............................      .72%           .02%         .74%
Small Cap Fund.....................................      .75%           .02%         .77%
Templeton Developing Markets Equity Fund...........     1.25%           .17%        1.42%
Templeton Global Asset Allocation Fund.............      .65%           .29%         .94%
Templeton Global Growth Fund.......................      .83%           .05%         .88%
Templeton Global Income Securities Fund............      .56%           .06%         .62%
Templeton International Equity Fund................      .80%           .09%         .89%
Templeton International Smaller Companies Fund.....      .85%           .21%        1.06%
Templeton Pacific Growth Fund......................      .92%           .11%        1.03%
U.S. Government Securities Fund....................      .48%           .02%         .50%
Value Securities Fund..............................      .75%           .06%         .81%
Zero Coupon Fund - 2005............................      .37%           .03%         .40%
Zero Coupon Fund - 2010............................      .37%           .03%         .40%

1. The portfolio administration fee is a direct expense for the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund; other portfolios pay for similar services indirectly through the Management Fee. See "Management" in the Franklin Valuemark Funds Prospectus for further information regarding these fees.

5.  DEATH BENEFIT

The amount of the death benefit depends on the total Face Amount of Insurance, your Policy Account on the date of the insured's death and the death benefit option (Option A or Option B) in effect at that time. The actual amount we pay the beneficiary will be reduced by any outstanding Policy Debt.

The total Face Amount is the sum of all of the Face Amount portions. The initial Face Amount and each Face Amount increase still in effect are Face Amount portions. The initial Face Amount and the death benefit option in effect on the issue date (the date when the insured=s life is covered under the policy) are shown on the coverage page of your policy.

Option A. The amount of the death benefit under Option A is the greater of:

     - the total Face Amount at the beginning of the policy month when the death occurs; or
     - the Policy Account on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

Option B. The amount of the death benefit under Option B is the greater of:

     - the total Face Amount at the beginning of the policy month when the death occurs plus the Policy Account on the date of death; or
     - the Policy Account on the date of death multiplied by the applicable factor from the Table of Death Benefit Factors contained in your policy.

CHANGE IN DEATH BENEFIT

You may change the death benefit option after your policy has been in force for at least one year, subject to the following requirements:

     - you must request the change in writing;
     - once you have changed the death benefit option, it cannot be changed again for the next 3 years;
     - if you want to change death benefit Option A to Option B, you must submit proof satisfactory to us that the insured is still insurable at the risk classification that applies for the initial Face Amount. The Face Amount will not change; and
     - if you want to change death benefit Option B to Option A, the Face Amount will be increased by an amount equal to the Policy Account on the date of the change. The risk classification for the last Face Amount portion to go into effect which is still in force will apply to the Face Amount increase. This increase will not result in any increase in premiums, expense charges or surrender charges.

Any change in a death benefit option will take effect on the monthly anniversary date on or following the date we approve the request for the change.

CHANGE IN FACE AMOUNT OF INSURANCE

You may change the Face Amount of Insurance of your policy on any monthly anniversary date after your policy has been in force at least one year. Once the Face Amount has been changed, it cannot be changed again for the next 12 months.

Face Amount Increases.  To increase the Face Amount of Insurance you must:

     - submit an application for the increase;
     - submit proof satisfactory to us that the  insured is  an  insurable risk;
       and
     - pay any additional premium which is required.

The Face Amount of your policy can only be increased before your insured reaches age 81. Each Face Amount increase must be at least as large as the minimum Face Amount increase (currently $25,000). A Face Amount increase will take effect on the monthly anniversary date on or following the day we approve the application for the increase.

The risk classification that applies for any Face Amount increase may be different from the risk classification that applies for the initial Face Amount.

 The following changes will be made to reflect the increase:

     - The Guaranteed Coverage Premium will be increased.
     - The monthly administrative charge will increase to $20 per month for the 12 months following the increase.
     -  Additional  surrender  charges  equal to the Face  Amount  increase  (in
        $1,000's) multiplied by the surrender charge factors will apply for 13 years following the increase.

 We will furnish a revised coverage page of your policy that shows:

     - the risk classification and the amount of the increase; and
     - the values for the changes described above.

Face Amount Decreases. You must request in writing any decrease in Face Amount of Insurance. The decrease will take effect on the later of:

     - the monthly anniversary date on or following the day we receive your request for the decrease; or
     - the monthly anniversary date one year after the last change you made in Face Amount.

A Face Amount decrease will be used to reduce any previous Face Amount increases which are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount. We will not permit a Face Amount decrease that would reduce the initial Face Amount below the minimum Face Amount, currently $100,000.

The Guaranteed Coverage Premium will be reduced to reflect the Face Amount decrease. The new Guaranteed Coverage Premium will be shown on a revised coverage page of your policy.

We will deduct a charge from the Policy Account when the Face Amount is decreased. The maximum charge we will deduct each time the Face Amount is decreased is the lesser of:

     - the total of the current surrender charge for the amount of each Face Amount portion reduced; or
     - the Policy Account when the decrease is made.

The charge will be deducted for each Face Amount portion reduced, starting with the charge for the first Face Amount portion reduced, and continuing in the same order in which the reductions are made until the charge is completely deducted.

Future surrender charges will be reduced proportionately for any charges deducted. After the Face Amount is decreased, the surrender charges for each Face Amount portion for which a charge is deducted will be equal to the surrender charges shown for that Face Amount portion on the coverage page of your policy, or in the revised coverage page, multiplied by the ratio of:

     - the amount of the surrender charge in effect for the Face Amount portion at the time the charge is deducted minus the a mount of the charge deducted for the Face Amount portion; divided by
     - the amount of the surrender charge in effect for the Face Amount portion at the time the charge is deducted.

GUARANTEED DEATH BENEFIT RIDER

You can elect a Guaranteed Death Benefit Rider. This rider provides that the Policy will remain in force to attained age 95 for death benefit Option A policies and to attained age 80 for death benefit Option B policies, regardless of the performance of the underlying portfolios, so long as you pay the minimum required premium. The premium required is significantly higher than the minimum premium required to issue the policy and to keep it in force. There is an additional charge for this benefit, currently $0.01 per $1000 of Face Amount per policy month. A policy cannot have both the Guaranteed Death Benefit Rider and any of the following riders:

     - Insured Term Rider
     - Spouse Term Rider

ACCELERATED DEATH BENEFIT RIDER

You can elect the Accelerated Benefit Rider. This rider provides that you may elect to receive some of the death benefit proceeds of the policy if the insured is suffering from a terminal illness, as defined in the rider. Receipt of an accelerated death benefit amount may be taxable. You should contact your personal tax or financial adviser for specific information.

Death benefits, Cash Values, if any, and loan values, if any, will be reduced if a benefit is paid pursuant to this rider.

There is an administrative charge for this benefit which is guaranteed not to exceed the lesser of $1,000 or 2% of the benefit. This limit may vary depending on the state in which the policy was purchased. The current administrative charge is $150.

The receipt of an  accelerated  death benefit  amount may  adversely  affect the
recipient's   eligibility   for  Medicaid  or  other   government   benefits  or
entitlements.

6.  TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advise to anyone. You should consult your tax adviser about your own circumstances. We have included an additional discussion regarding taxes in Part II.

LIFE INSURANCE IN GENERAL

Life insurance, such as this policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. Beneficiaries generally are not taxed when they receive the death proceeds upon the death of the insured.

TAKING MONEY OUT OF YOUR POLICY

You, as the owner, will not be taxed on increases in the value of your policy until a distribution occurs either as a surrender or as a loan. If your policy is a MEC, any loans or surrenders from the policy will be treated as first coming from earnings and then from your investment in the policy. Consequently, these distributed earnings are included in taxable income.

The Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: (1) paid on or after the taxpayer reaches age 59 2 ; (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or
(3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If your policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the policy and to that extent will not be included in taxable income. Furthermore any loan will be treated as indebtedness under the policy and not as a taxable distribution. See AFederal Tax Status@ in Part II for more details including an explanation of whether your policy is a MEC.

DIVERSIFICATION

The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the portfolios are being managed so as to comply with such requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not us would be considered the owner of the shares of the portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the policy. It is unknown to what extent owners are permitted to select portfolios, to make transfers among the portfolios or the number and type of portfolios owners may select from without being considered the owner of the shares. If guidance from the Internal Revenue Service is provided which is considered a new position, the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the policy, could be treated as the owner of the portfolios. Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

7.  ACCESS TO YOUR MONEY

POLICY LOANS

We will loan money to you at the loan interest rate we establish for each policy year during which the loan is outstanding. Your request for a loan must be in writing.

The policy loan will be divided into two parts, the preferred loan and the non-preferred loan. A preferred loan may be made not more than once per policy year, beginning the later of:

     - the tenth policy anniversary; or
     - the anniversary following the insured's 60th birthday.

No more than 10% of the Cash Value of your policy at the time of the loan may be made as a preferred loan. Any portion of a loan that is not a preferred loan is a non-preferred loan.

The policy loan will be allocated to the fixed account. If the policy loan requested exceeds the loan limit, you may also request a transfer of values from the variable options to the fixed account. These values will be determined at the time you request the transfer. If you do not indicate the proportions of the variable options to be transferred, we will make the transfers based on the proportions that your Policy Account in the variable options bear to the total unloaned value in the Policy Account. Policy loans may have federal tax consequences (see "Federal Tax Status").

LOAN INTEREST CHARGED

There may be a lower declared loan interest rate each year for the preferred loan than for the non-preferred loan. We will determine the loan interest rates for a policy year at least 60 days before the policy year begins. The maximum annual loan interest rates we will use for preferred and non-preferred loans for a policy (the maximum allowable rate) are the greater of:

     - the guaranteed interest rate for the fixed account shown on the coverage page of your policy for a policy year (currently 3.5% for all policy years) plus 1%; or
     - Moody's Corporate Bond Yield Average, Monthly Average Cooperates as published by Moody's Investors Service, Inc., for the calendar month ending two months before the date on which the loan interest rate is determined.

If Moody's Corporate Bond Yield Average, Monthly Average Cooperates is no longer published on a timely basis, we will use a substantially similar average approved by the insurance department in the state where your policy was delivered to determine the maximum allowable rate.

If the maximum allowable rate for a policy is at least 1/2% lower than the loan interest rate in effect for the previous policy year, we will decrease the loan interest rate to not more than the maximum allowable rate. If the maximum allowable rate for a policy year is at least 1/2% higher than either loan interest rate in effect for the previous policy year, we may increase either loan interest rate to not more than the maximum allowable rate.
We will not use a loan interest rate for any policy year that exceeds 15%.

We will notify you as to the preferred loan and non-preferred loan interest rates that apply at the time a new loan is made or when any Policy Debt is reinstated. If either loan interest rate that applies to an existing policy loan is increased, we will notify you in writing at least 30 days before the new rate takes effect.

When a loan is made, interest for the rest of the current policy year must be paid in advance. If interest is not paid when due, it will be added to the Policy Debt and allocated to the fixed account. The accumulation of preferred loans, together with interest on such loans, is the preferred debt. The accumulation of non-preferred loans, together with interest on such loans, is the non-preferred debt.

Total Policy Debt is the sum of the preferred debt and the non-preferred debt, and equals the total outstanding loan with interest. If the total Policy Debt (including interest in advance) exceeds the fixed account, we will transfer values from the variable options to the fixed account if such values are available, based on the proportions that the values in the variable options bear to the total value of the variable options. The unpaid interest will then be treated as part of the Policy Debt and will bear interest at the loan rates.

LOAN LIMIT

A loan may be for any amount which does not exceed the loan limit.

The loan limit equals:

     - the Cash Value on the date the loan is made; minus
     - interest  for the rest of the current  Policy  Year;
     - minus any  existing Policy Debt.

SECURITY

The policy will be the only security for the loan.

RESTRICTIONS ON MAKING LOANS

Loans will not be available during a grace period or after the insured dies.

REPAYING POLICY DEBT

The Policy Debt, or any part, may be repaid at any time as long as the Policy is in force. We have the right to not accept partial loan repayments for amounts less than $50. Any Policy Debt outstanding will be deducted before any benefit proceeds are paid or applied under a payment option.

Repayments will be applied first to the non-preferred debt, and then to the preferred debt, unless you specify differently.

Repayments will be allocated to the fixed account and to the variable options based on the premium allocation schedule then in effect, unless a different allocation is requested.

When there is Policy Debt outstanding, any payments received will be applied first as repayment of debt, rather than as premium, unless we are instructed otherwise.

PARTIAL SURRENDERS

You may make a partial surrender from the Net Cash Value at any time during the insured's life and before the policy has terminated. The minimum partial surrender amount is currently $500. The partial surrender may not exceed the Net Cash Value, less $300.

We will assess a partial surrender fee when a partial surrender is made. The maximum partial surrender fee we will charge is $50 and the current charge is the lesser of 2% of the partial surrender amount or $25. In addition, a surrender charge may be assessed on the amount surrendered. See "Surrender Charges" above. You may make a partial surrender once each policy year that does not exceed 10% of the Net Cash Value without incurring a surrender charge or the partial surrender fee.

When a partial surrender is made, the amount of the partial surrender, the partial surrender fee and the surrender charge, if any, will be deducted from the Policy Account. You elect how much of each partial surrender, partial surrender fee and surrender charge is to come from the unloaned value in the fixed account and from values in each of the variable options. If you do not so elect, or if we cannot make the surrender on the basis of the your direction or those allocation percentages, we will make it based on the proportions that the unloaned value in the fixed account and unloaned values in the variable options bear to the total unloaned value in the Policy Account.

The Face Amount will be reduced if death benefit Option A is in effect when a partial surrender is made. Such a reduction will be equal to the amount of the partial surrender minus the excess, if any, of:

     - the death benefit at the time the partial surrender is made; over
     - the Face Amount at the time the partial surrender is made.

However, if the amount of the partial surrender is less than or equal to the excess described above, the Face Amount will not be reduced.

Any Face Amount reduction will be used first to reduce any Face Amount increases then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any of the reduction is left after all Face Amount increases have been reduced, it will be used to reduce the initial Face Amount.

We will not permit a partial surrender that would reduce the Face Amount below the minimum Face Amount (currently $100,000). We may limit the number of partial surrenders you can make in a policy year, but you will always be allowed to make at least one partial surrender if the surrender meets these requirements.

FULL SURRENDERS

You may completely surrender your policy and receive the Net Cash Value anytime during the insured's life and before the policy has terminated.

The full surrender will take effect on the later of:

     - the date we receive your written request for the surrender; or
     - the date you request, in writing, for the surrender to take effect.

The policy and all coverage under it will terminate at 12:01 a.m. at our ValueLife Service Center on the date the surrender takes effect.

Partial and full surrenders may have federal tax consequences (see "Federal Tax Status").

8. OTHER INFORMATION

THE COMPANY

Allianz Life Insurance Company of North America is a stock life insurance company organized under the laws of the state of Minnesota in 1896.

We are a wholly-owned subsidiary of Allianz Versicherungs-AG Holding ("Allianz"). Allianz is headquartered in Munich, Germany, and has subsidiaries throughout the world. We offer fixed and variable life insurance and annuities, and group life, accident and health insurance.

Administration for the policy is provided at our service center located in Dallas, Texas until _________ __, 1999:

                  Allianz Life ValueLife Service Center
                  c/o CSC Financial Services Group
                  5525 LBJ Freeway, Suite 500
                  Dallas, TX 75240-6211
                           or
                  P.O. Box 219066
                  Dallas, TX 75221
                  (800) 525-7330

Starting _________ __, 1999, administration for the policy will be provided at our Berwyn, Pennsylvania service center:

                  Delaware Valley Financial Service Center
                  300 Berwyn Park
                  P.O. Box 3031
                  Berwyn, Pennsylvania  19312-0031
                  (800) 336-0320




YEAR 2000

Allianz Life has initiated programs to ensure that all of the computer systems utilized to provide services and administer policies will function properly in the year 2000. An assessment of the total expected costs specifically related to the year 2000 conversion has been completed. These costs are expensed as incurred and total costs are not expected to have a significant effect on Allianz Life's financial position or results of operations. Allianz Life believes it is taking steps that are reasonably designed to address the potential failure of computer systems used by its service providers and to ensure its year 2000 program is completed on a timely basis. There can be no assurance, however, that the steps taken by Allianz Life will be adequate to avoid any adverse impact.

THE SEPARATE ACCOUNT

We established a separate account, Allianz Life Separate Account A (Separate Account), to hold the assets that underlie the policies.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the policies, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the policies and not against any other policies we may issue. The Separate Account is divided into variable options. (The variable options are referred to as sub-accounts in the policy.)

DISTRIBUTORS

The policy is sold by licensed insurance agents, where the policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The policy is distributed through the principal underwriter, NALAC Financial Plans, LLC, 1750 Hennepin Avenue, Minneapolis, MN, 55403, a wholly-owned subsidiary of ours. NALAC Financial Plans, LLC provides marketing services, and is reimbursed for expenses incurred in the distribution of the policies.

 Commissions will be paid to broker-dealers who sell the policies. Broker-dealers will be paid commissions and expense reimbursements up to an amount equal to 100% of the first Guaranteed Coverage Premium; 4% of the next six Guaranteed Coverage Premiums; and 2% of all premiums paid thereafter. Similar commissions are paid on premiums received after any increase in Face Amount, or the addition of a rider. In addition, broker-dealers may also receive additional compensation, based on meeting certain production standards.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone any payments or transfers for any period when:

        1) the New York Stock Exchange is closed (other than customary weekend and holiday closings);
        2)   trading on the New York Stock Exchange is restricted;
        3) an emergency exists as a result of which disposal of shares of the portfolios is not reasonably practicable or we cannot reasonably value the shares of the portfolios;
        4) during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the fixed account for not more than 6 months

OWNERSHIP

OWNER. You, as the owner of the policy, have all of the rights under the policy subject to:

     - the rights of any assignee; and
     - the rights of any irrevocable beneficiary.

The owner can also be the insured. If you die while the policy is still in force and the insured is living, ownership passes to your successor owner or if you have not designated a successor owner, then your estate becomes the owner.

JOINT OWNER. The policy can be owned by joint owners. Authorization of both joint owners is required for all policy changes except for telephone transfers.

BENEFICIARY. The beneficiary is the person(s) or entity(ies) you name to receive any death proceeds. The beneficiary is named at the time the policy is issued unless changed at a later date. You can name a contingent beneficiary prior to the death of the insured. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all policy changes except premium allocations and transfers require the consent of the beneficiary.

Primary and contingent beneficiaries are as named in the application, unless you make a change. To change a beneficiary, you must send us a written request. We may require the policy to record the change. The request will take effect when signed, subject to any action we may take before receiving it.

One or more irrevocable beneficiaries may be named.

If a beneficiary is a minor, we will make payment to the guardian of his or her estate. We may require proof of age of any beneficiary.

Proceeds payable to a beneficiary will be free from the claims of creditors, to the extent allowed by law.

ASSIGNMENT. You can assign (transfer ownership) the policy. A copy of any assignment must be filed with the ValueLife Service Center. We are not responsible for the validity of any assignment. If you assign the policy, your rights and those of any revocably-named person will be subject to the assignment. An assignment will not affect any payments we may make or actions we may take before such assignment has been recorded at our ValueLife Service Center. This may be a taxable event. You should consult a tax adviser if you wish to assign the policy.

MATURITY BENEFIT. This is an amount equal to the Policy Account less any outstanding Policy Debt on your policy. This amount is paid to you on the maturity date.

MATURITY DATE. The policy provides that we will pay the Policy Account value, less any Policy Debt, to you on the maturity date if the policy is still in force. We will not accept any premiums after the maturity date.

                                     PART II

EXECUTIVE OFFICERS AND DIRECTORS

As of May 1,  1999,  the  directors  and  executive  officers  of  Allianz  Life
Insurance   Company  of  North  America   (Allianz  Life)  and  their  principal
occupations for the past 5 years are as follows:

NAME                          PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------
Lowell C. Anderson            Chairman, President and Chief Executive Officer of
                              Allianz Life since October, 1988.  From 1985 to 1988,
                              Mr. Anderson was President and Chief Operating
                              Officer of the Company.

Herbert F. Hansmeyer          Chairman of the Board of Allianz of America  Corp.
                              Member of  the  Board  of Management of Allianz-AG,
                              Munich,  Germany, since 1986;   formerly   Chief
                              Executive Officer of Allianz Insurance Company, Los
                              Angeles,  California; formerly President and Chief
                              Executive Officer of FFIC.

Dr. Jerry E. Robertson        Former  Executive  Vice  President, 3M/Life Sciences
                              Sector since November 1988.

Dr. Gerhard Rupprecht         Chairman of the Board of Management -- Allianz
                              Lebensversicherungs, since 1979.

Michael P. Sullivan           President, Chief Executive Officer and Director of
                              International Dairy Queen, Inc. since 1987.

Michael T. Westermeyer        Vice President -- Corporate Legal Officer and
                              Secretary of Allianz Life since April 1997. Formerly
                              Second Vice President, Senior Counsel and Assistant
                              Secretary of Allianz Life.

Paul Howman                   Vice President -- Underwriting of Allianz Life since
                              1995.

Robert S. James               President -- Individual Marketing Division of Allianz
                              Life since March 31, 1995.  Previously President of
                              Financial Markets Division.

Edward J. Bonach              Senior Vice President --Chief Financial Officer and
                              Treasurer of Allianz Life since 1993.  Previously
                              Senior Vice President and Chief Actuary.

Ronald L. Wobbeking           President -- Mass Marketing Division of Allianz Life
                              since September 1991. Previously Senior Vice
                              President Mass Marketing.

Rev. Dennis J. Dease          President, University of St. Thomas, St. Paul since
                              July 1991.

James R. Campbell             Executive Vice President of Norwest Corporation
                              since February 1988.

Robert M. Kimmitt             Partner in the law firm of Wilmer, Cutler & Pickering.
                              Previously, from  1993 to 1997, managing director of
                              Lehman Brothers.



VOTING

Pursuant to our view of present applicable law, we will vote the shares of the portfolios at special meetings of shareholders in accordance with instructions received from all owners having a voting interest. We will vote shares for which we have not received instructions. We will vote all shares in the same proportion as the shares for which we have received instructions. We will vote our shares in the same manner. Franklin Valuemark Funds does not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder is amended or if the present interpretation of the Act changes so as to permit us to vote the shares in our own right, we may elect to do so.

Your voting interest in the portfolios is determined as follows:

     - You may cast one vote for each $100 of Account Value which is allocated to a variable option on the record date. Fractional votes are counted.
     - The number of shares which you can vote will be determined as of the date chosen by us. This will be done not more than 60 days prior to the meeting of the portfolio. Voting instructions will be solicited by written communication at least 14 days prior to such meeting.
     - You will receive periodic reports relating to the portfolios in which you have an interest, as well as any proxy material and a form with which to give us such voting instructions.

DISREGARD OF VOTING INSTRUCTIONS

We may, when required to do so by state insurance authorities, vote shares of the portfolios without regard to instructions from owners. We will do this if such instructions would require the shares to be voted to cause a portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the portfolio. We may also disapprove changes in the investment policy initiated by owners or trustees/directors of the portfolios, if such disapproval:

     - is reasonable and is based on a good faith determination by us that the change would violate state or federal law;
     - the change would not be consistent with the investment objectives of the portfolios; or
     - which varies from the general quality and nature of investments and investment techniques used by other portfolios with similar investment objectives underlying other variable contracts offered by us or of an affiliated company.

In the event we do disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

LEGAL OPINIONS

Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.

OUR RIGHT TO CONTEST

We cannot contest the validity of the policy except in the case of fraud after it has been in effect during the insured's lifetime for two years. If the policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less Policy Debt and less any surrenders. We also have the right to adjust any benefits under the policy if the answers in the application regarding the use of tobacco are not correct.


FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that the policies to be issued will qualify as "life insurance contracts" under section 7702. We do not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon our understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from us and its operations form a part of us.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the policy prior to the receipt of payments under the policy. The Code contains a safe harbor provision which provides that life insurance policies, such as these policies, will meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  regulations  (Treas.  Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the policies. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations, all securities of the same issuer are treated as a single investment. The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

We intend that each portfolio underlying the policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policyowner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in you being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, we reserve the right to modify the policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY. The policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, we have relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a policy issued on a substandard risk basis and thus it is even less clear whether a policy issued on such basis would meet the requirements of Section 7702 of the Code.

While we have attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with our interpretations of Section 7702 that were made in determining such compliance. In the event the policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the policy.

POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the policies will depend on whether the policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, we believe that the policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under Section 101(a) of the Code. Also, you are not deemed to be in constructive receipt of the Net Cash Value, including increments thereon, under a policy until there is a distribution of such amounts.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of policy proceeds, depend on the circumstances of each owner or beneficiary.

TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A policy fails to meet the 7-pay test when the cumulative amount paid under the policy at any time during the first 7 policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Furthermore, any policy received in exchange for a policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the policy will not cause the policy to be treated as a MEC if no additional premiums are paid.

Due to the flexible premium nature of the policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each policy.

If the policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

If a policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the policy within the first fifteen years after the policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the policy.

Any loans from a policy which is not classified as a MEC, will be treated as indebtedness of the owner and not a distribution. Upon complete surrender, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the policy owner, the excess generally will be treated as ordinary income.

Personal interest payable on a loan under a policy owned by an individual is generally not deductible. Furthermore, no deduction will be allowed for interest on loans under policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer to the extent the indebtedness for such employee, officer or financially interested person exceeds $50,000. The deductibility of interest payable on policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any policy.

MULTIPLE POLICIES. The Code further provides that multiple MEC that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a policy or the change of ownership of a policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your policy.

QUALIFIED PLANS. The policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent Qualified Plans consultant.

INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the policy owner are subject to federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

REPORTS TO OWNERS

We will, at a minimum, send you semi-annual and annual reports of the portfolios. Within 30 days after each policy anniversary, we will send you an annual statement. We may elect to send these more often. The statement will show the current amount of death benefit payable under the policy, the current Policy Account value, the current Net Cash Value, current Policy Debt and will show all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the policy year.

We will mail you confirmations  within seven days of any transaction  regarding:
(a) the receipt of premium; (b)any transfer between variable options; (c) any loan, interest repayment, or loan repayment; (d)any surrender; (e) exercise of the free look privilege; and (f) payment of the death benefit under the policy.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to our total assets or that relates to the Separate Account.

EXPERTS

The financial statements of Allianz Life Variable Account A and our consolidated financial statements as of and for the year ended December 31, 1998 included in this prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their reports included in this prospectus, and are included herein, in reliance upon such reports and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

(Financial statements to be filed by amendment.)

                                    APPENDIX

                          ILLUSTRATION OF POLICY VALUES

The following tables illustrate how Policy Account values, Net Cash Values and death benefits of a Policy change based on the investment experience of the variable options. The illustrations are hypothetical and may not be used to project or predict investment results. The Policy Account values, Net Cash
Values and death benefits in the tables take into account all charges and deductions against the policy. These tables assume that the cost of insurance rates for the policy are based on the current and guaranteed rates appropriate to the class shown. These tables also assume that a level annual premium of $1,200 was paid. These tables assume that the insured is in the most favorable male risk status, i.e., non-smoker. For insureds who are classified as smoker or less favorable risk status, the cost of insurance will be greater and the policy values will be less given the same assumed hypothetical gross annual investment rates of return. The cost of insurance will be less and the policy values will be greater for female insureds of comparable risk status. Some states require that the policies contain tables based upon unisex rates.

Gross investment returns of 0%, 6% and 12% are assumed to be level for all years shown. The values would be different if the rates of return averaged 0%, 6% and 12% over the period of years but fluctuated above and below those averages during individual years.

The values shown reflect the fact that the net investment return of the variable options is lower than the gross investment return on the assets held in the portfolios because of the charges assessed on amounts in the variable options. The daily investment advisory fee for the portfolios of Franklin Valuemark Funds is assumed to be equal to an annual rate of _____% of the net assets of the portfolios (which is the average of the investment advisory fees assessed in 1998 weighted by variable option value as of 12/31/98). The values also assume that each portfolio will incur operating expenses annually which are assumed to be ____% of the average net assets of the portfolio. This is the average in 1998 weighted by variable option value as of 12/31/98. The variable options will be assessed for mortality and expense risks at a guaranteed annual rate not to exceed 0.90% (the current annual rate is 0.60%) of the average daily net assets of the variable option and for administrative expenses at an annual rate of 0.15% of the average daily net assets of the variable option. After taking these expenses and charges into consideration, the illustrated gross annual investment rates of 0%, 6% and 12% are equivalent to net rates of ____%, ____% and ____%.

We deduct an insurance risk premium for a policy month from the Policy Account values. The insurance risk premium rate is based on the sex (where permitted by state law), attained age and rate class of the insured.

Upon request, we will provide a comparable illustration based upon the attained age, sex (where permitted by state law) and rate class of the proposed insured and for the Face Amount or premium requested.

(Illustrations to be filed by amendment.)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission theretofore or hereafter duly adopted pursuant to authority conferred in that section.


                                 REPRESENTATION

Allianz Life Insurance Company of North America ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.


                                 INDEMNIFICATION

The Bylaws of the Company provide that:

Each person (and the heirs, executors, and administrators of such person) made or threatened to be made a party to any action, civil or criminal, by reason of being or having been a director, officer, or employee of the corporation (or by reason of serving any other organization at the request of the corporation) shall be indemnified to the extent permitted by the laws of the State of Minnesota, and in the manner prescribed therin.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Policies issued by the Variable Account, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet

The Prospectus consisting of __ pages

Representations

The signatures

The following exhibits:


     A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

     1.  Resolution of the Board of Directors of the Company (4)
     2.  Not Applicable
     3.  a.  Principal Underwriter Agreement (5)
     3.  b.  Selling Agreement (4)
     4.  Not Applicable
     5.  Individual Variable Life Insurance Policy (3)
         i.  Individual Variable Life Insurance Policy Endorsements (4)
     6.  a. Copy of Articles of  Incorporation of the Company (4)
     6.  b. Copy of the Bylaws of the  Company (4)
     7.  Not  Applicable
     8.  Not  Applicable
     9.  a. Administrative  Agreement  (filed  confidentially) (2)
     9.  b.  Form  of Fund  Participation Agreement (3)
    10.  Application for Individual Variable Life Insurance Policy (3)
    12.  Memorandum of Exchange Rights (1)
    13.  Powers of Attorney (5)
    27.  Not Applicable

B.     Opinion and Consent of Counsel*

C.     Consent of Actuary*

D.     Independent Auditors' Consent*


   (1) Incorporated by reference to Registrant's Form N-8 B-2.

   (2) Incorporated by reference to Registrant's Pre-Effective
       Amendment No. 1.

   (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 9 to Form S-6, File Nos. 33-11158 and 811-4965 as electronically filed on April 24, 1996.

   (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 11 to Form S-6, File Nos. 33-11158 and 811-4965 as electronically filed on April 30, 1997.

   (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 12 to Form S-6, File Nos. 33-11158 and 811-4965 as electronically filed on April 29, 1998.

    *  To be filed by amendment.





                                 REPRESENTATIONS


     1. Registrant represents that Section (b)(13)(iii)(F) of Rule 6e-3(T) is being relied on.

     2. Registrant represents that the level of the risk charge is within the range of industry practice for comparable flexible contracts.

     3. Registrant represents that it has analyzed the risk charge taking into consideration such facts as current charge levels, potential adverse mortality, the manner in which charges are imposed, the markets in which the Policy will be offered and anticipated sales and lapse rates.

         Registrant also represents that a memorandum has been prepared in connection with the analysis of the risk charge as set forth above. Registrant undertakes to keep and make available to the Commission on request a copy of the memorandum.

     4. Registrant represents that the Company has concluded that there is a reasonable likelihood that the distribution financing arrangements of the Variable Account will benefit the Variable Account and policyholders and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

     5. Registrant represents that the Variable Account will invest only in management investment companies which have undertaken to have a Board of Directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule 12b_1 to finance distribution expenses.


                                   SIGNATURES



As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Minneapolis and State of Minnesota, on this 27th day of January, 1999.



                                          ALLIANZ LIFE
                                          VARIABLE ACCOUNT A
                                          (Registrant)




                       By: ALLIANZ LIFE INSURANCE COMPANY
                                          OF NORTH AMERICA
                                          (Depositor)




                                     By:  /S/ MICHAEL T. WESTERMEYER
                                          ------------------------------
                                          Michael T. Westermeyer


Attest:/S/ CATHERINE L. MIELKE
       ----------------------------




Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature and Title
Lowell C. Anderson*     Chairman of the Board                   01/27/99
Lowell C. Anderson      President and Chief Executive Officer       Date

Herbert F. Hansmeyer*   Director                                01/27/99
Herbert F. Hansmeyer                                                Date

Michael P. Sullivan*    Director                                01/27/99
Michael P. Sullivan                                                 Date

Dr.Jerry E. Robertson*  Director                                01/27/99
Dr.Jerry E. Robertson                                              Date

Dr. Gerhard Rupprecht*  Director                                01/27/99
Dr. Gerhard Rupprecht                                               Date

Edward J. Bonach*       Chief Financial Officer                 01/27/99
Edward J. Bonach                                                    Date

Rev. Dennis J. Dease*   Director                                01/27/99
Rev. Dennis J. Dease                                                Date

James R. Campbell*      Director                                01/27/99
James R. Campbell                                                   Date


Robert M. Kimmitt*      Director                                01/27/99
Robert M. Kimmitt                                                   Date


                              *By Power of Attorney


                               By:/S/ MICHAEL T. WESTERMEYER
                                  --------------------------------
                                      Michael T. Westermeyer
                                        Attorney-in-Fact






                                    EXHIBITS

                                       TO

                     POST-EFFECTIVE AMENDMENT NO.    13

                                       TO

                                    FORM S-6

                         ALLIANZ LIFE VARIABLE ACCOUNT A

               ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA





                                INDEX TO EXHIBITS



Exhibit                                                              Page
-------                                                              ----

(To be filed by amendment)